INCOME TAXES - Current and deferred components of the income tax expense of continuing operations (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Current and deferred components of the income tax expense
Current tax expenses	$ (2)	$ 627	$ 510
Deferred tax benefits	(787)	(184)	(189)
Income tax expense net	$ (789)	$ 443	$ 321